ESC-STATSUP-1 110413
Statutory Prospectus Supplement dated November 4, 2013
This supplement supercedes and replaces in its entirety the supplement dated September 6, 2013.
The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Class A, B, C, and Y shares of the Fund listed below:
Invesco European Small Company Fund
The Fund will close to all investors effective the open of business on December 4, 2013.
The following sentence is added on the front cover of the Prospectus:
     “As of the open of business on December 4, 2013, the Fund will be closed to all investors.”
The information appearing under the heading “Other Information – Future Limited Fund Offering” is deleted in its entirety.
ESC-STATSUP-1 110413